UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 27, 2004

Bell Microproducts Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-21528	94-3057566
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1941 Ringwood Avenue, San Jose, California		95131-1721
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408-451-9400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02. Results of Operations and Financial Condition.

On October 27, 2004, Bell Microproducts Inc. issued a press release announcing its 2004 third quarter financial results. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits.

Press release dated October 27, 2004

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Microproducts Inc.

October 27, 2004	By:	James E. Ilson

Name: James E. Ilson
Title: Executive Vice President, Finance and Operations and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99	Press release dated October 27, 2004